Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9–10
Earnings Per Share and Related Information	11

Business Segment Results
Consumer & Community Banking (“CCB”)	12–15
Corporate & Investment Bank (“CIB”)	16–18
Commercial Banking (“CB”)	19–20
Asset & Wealth Management (“AWM”)	21–23
Corporate	24

Credit-Related Information	25–28

Non-GAAP Financial Measures	29
Supplemental Information on First Republic	30
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 315–321 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
								1Q24 Change
SELECTED INCOME STATEMENT DATA	1Q24		4Q23		3Q23	2Q23	1Q23	4Q23	1Q23
Reported Basis
Total net revenue	$41,934		$38,574		$39,874	$41,307	$38,349	9%	9%
Total noninterest expense	22,757	(f)	24,486	(f)	21,757	20,822	20,107	(7)	13
Pre-provision profit (a)	19,177		14,088		18,117	20,485	18,242	36	5
Provision for credit losses	1,884		2,762		1,384	2,899	2,275	(32)	(17)
NET INCOME	13,419		9,307		13,151	14,472	12,622	44	6

Managed Basis (b)
Total net revenue	42,548		39,943		40,686	42,401	39,336	7	8
Total noninterest expense	22,757	(f)	24,486	(f)	21,757	20,822	20,107	(7)	13
Pre-provision profit (a)	19,791		15,457		18,929	21,579	19,229	28	3
Provision for credit losses	1,884		2,762		1,384	2,899	2,275	(32)	(17)
NET INCOME	13,419		9,307		13,151	14,472	12,622	44	6

EARNINGS PER SHARE DATA
Net income: Basic	$4.45		$3.04		$4.33	$4.76	$4.11	46	8
Diluted	4.44		3.04		4.33	4.75	4.10	46	8
Average shares: Basic	2,908.3		2,914.4		2,927.5	2,943.8	2,968.5	—	(2)
Diluted	2,912.8		2,919.1		2,932.1	2,948.3	2,972.7	—	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$575,195		$489,320		$419,254	$422,661	$380,803	18	51
Common shares at period-end	2,871.6		2,876.6		2,891.0	2,906.1	2,922.3	—	(2)
Book value per share	106.81		104.45		100.30	98.11	94.34	2	13
Tangible book value per share (“TBVPS”) (a)	88.43		86.08		82.04	79.90	76.69	3	15
Cash dividends declared per share	1.15		1.05		1.05	1.00	1.00	10	15

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	17%		12%		18%	20%	18%
Return on tangible common equity (“ROTCE”) (a)	21		15		22	25	23
Return on assets	1.36		0.95		1.36	1.51	1.38

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio (e)	15.0%	(g)	15.0%		14.3%	13.8%	13.8%
Tier 1 capital ratio (e)	16.4	(g)	16.6		15.9	15.4	15.4
Total capital ratio (e)	18.2	(g)	18.5		17.8	17.3	17.4
Tier 1 leverage ratio	7.2	(g)	7.2		7.1	6.9	6.9
Supplementary leverage ratio (“SLR”)	6.1	(g)	6.1		6.0	5.8	5.9

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank (the “First Republic acquisition") from the Federal Deposit Insurance Corporation (“FDIC”). Refer to page 30 for additional information.
(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 10 for a reconciliation of common stockholders’ equity to TCE. Refer to page 29 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Ratios are based upon annualized amounts.
(d)The capital metrics reflect the Current Expected Credit Losses ("CECL") capital transition provisions. As of March 31, 2024, CET1 capital reflected the final remaining $720 million CECL benefit; as of December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, CET1 capital reflected a $1.4 billion benefit. Refer to Note 27 of the Firm’s 2023 Form 10-K for additional information.
(e)Reflect the Firm’s ratios under the Basel III Standardized approach. Refer to page 9 for further information on the Firm’s capital metrics.
(f)Included the FDIC special assessment to recover estimated losses to the Deposit Insurance Fund of $725 million for the three months ended March 31, 2024, which reflects an adjustment to the $2.9 billion estimate recorded in the three months ended December 31, 2023. Refer to Note 6 on page 220 of the Firm’s 2023 Form 10-K for additional information.
(g)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, employee data and where otherwise noted)

	QUARTERLY TRENDS
										1Q24 Change
	1Q24		4Q23		3Q23		2Q23		1Q23	4Q23	1Q23
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$4,090,727		$3,875,393		$3,898,333		$3,868,240		$3,744,305	6%	9%
Loans:
Consumer, excluding credit card loans	403,404		410,093		408,769		408,204		311,433	(2)	30
Credit card loans	206,740		211,123		196,935		191,348		180,079	(2)	15
Wholesale loans	699,472		702,490		704,355		700,517		637,384	—	10
Total loans	1,309,616		1,323,706		1,310,059		1,300,069		1,128,896	(1)	16

Deposits:
U.S. offices:
Noninterest-bearing	657,651		643,748		651,240		656,778		663,772	2	(1)
Interest-bearing	1,311,857		1,303,100		1,295,609		1,311,893		1,290,614	1	2
Non-U.S. offices:
Noninterest-bearing	24,109		23,097		22,410		24,268		25,071	4	(4)
Interest-bearing	434,792		430,743		410,267		406,023		397,796	1	9
Total deposits	2,428,409		2,400,688		2,379,526		2,398,962		2,377,253	1	2

Long-term debt	395,872	(e)	391,825	(e)	362,793	(e)	364,078	(e)	295,489	1	34
Common stockholders’ equity	306,737		300,474		289,967		285,112		275,678	2	11
Total stockholders’ equity	336,637		327,878		317,371		312,516		303,082	3	11

Loans-to-deposits ratio	54%		55%		55%		54%		47%

Employees	311,921		309,926		308,669		300,066		296,877	1	5

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (a)	$48		$35		$41		$47		$47	37	2

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$17,653		$18,097		$18,362		$17,233		$16,456	(2)	7
Corporate & Investment Bank	13,633		10,958		11,730		12,519		13,600	24	—
Commercial Banking	3,951		4,016		4,031		3,988		3,511	(2)	13
Asset & Wealth Management	5,109		5,095		5,005		4,943		4,784	—	7
Corporate	2,202		1,777		1,558		3,718		985	24	124
TOTAL NET REVENUE	$42,548		$39,943		$40,686		$42,401		$39,336	7	8

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$4,831		$4,788		$5,895		$5,306		$5,243	1	(8)
Corporate & Investment Bank	4,753		2,524		3,092		4,092		4,421	88	8
Commercial Banking	1,869		1,653		1,935		1,208		1,347	13	39
Asset & Wealth Management	1,290		1,217		1,417		1,226		1,367	6	(6)
Corporate	676		(875)		812		2,640		244	NM	177
NET INCOME	$13,419		$9,307		$13,151		$14,472		$12,622	44	6

MEMO: SELECTED FIRMWIDE METRICS
Wealth Management (c)
Client assets (in billions)	$3,360		$3,177		$2,929		$2,862		$2,594	6	30
Number of client advisors	9,107		8,971		8,867		8,367		8,314	2	10

J.P.Morgan Payments (d)
Total net revenue	4,465		4,557		4,504		4,729		4,458	(2)	—

Merchant processing volume (in billions)	604		639		610		600		559	(5)	8
Average deposits (in billions)	732		730		702		720		707	—	4

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC. Refer to page 30 for additional information.
(a)Refer to Corporate & Investment Bank VaR on page 18 for further information.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Consists of Global Private Bank in AWM and client investment assets in J.P.Morgan Wealth Management in CCB.
(d)Predominantly in CIB and CB. Total net revenue includes certain revenues that are reported as investment banking product revenue in CB, and excludes the net impact of equity investments.
(e)Included a five-year $50 billion Purchase Money Note issued to the FDIC, as well as Federal Home Loan Bank (“FHLB”) advances associated with the First Republic acquisition.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
									1Q24 Change
REVENUE	1Q24		4Q23		3Q23	2Q23		1Q23	4Q23	1Q23
Investment banking fees	$1,954		$1,635		$1,722	$1,513		$1,649	20%	18%
Principal transactions	6,790		3,725		6,210	6,910		7,615	82	(11)
Lending- and deposit-related fees	1,902		1,926		2,039	1,828		1,620	(1)	17
Asset management fees	4,146		4,077		3,904	3,774		3,465	2	20
Commissions and other fees	1,805		1,697		1,705	1,739		1,695	6	6
Investment securities losses	(366)		(743)		(669)	(900)		(868)	51	58
Mortgage fees and related income	275		263		414	278		221	5	24
Card income	1,218		1,247		1,209	1,094		1,234	(2)	(1)
Other income (a)	1,128		696		614	3,292		1,007	62	12
Noninterest revenue	18,852		14,523		17,148	19,528		17,638	30	7
Interest income	47,438		47,384		44,556	41,644		37,004	—	28
Interest expense	24,356		23,333		21,830	19,865		16,293	4	49
Net interest income	23,082		24,051		22,726	21,779		20,711	(4)	11
TOTAL NET REVENUE	41,934		38,574		39,874	41,307		38,349	9	9

Provision for credit losses	1,884		2,762		1,384	2,899		2,275	(32)	(17)

NONINTEREST EXPENSE
Compensation expense	13,118		11,847		11,726	11,216		11,676	11	12
Occupancy expense	1,211		1,208		1,197	1,070		1,115	—	9
Technology, communications and equipment expense	2,421		2,409		2,386	2,267		2,184	—	11
Professional and outside services	2,548		2,606		2,620	2,561		2,448	(2)	4
Marketing	1,160		1,298		1,126	1,122		1,045	(11)	11
Other expense (b)	2,299	(e)	5,118	(e)	2,702	2,586		1,639	(55)	40
TOTAL NONINTEREST EXPENSE	22,757		24,486		21,757	20,822		20,107	(7)	13
Income before income tax expense	17,293		11,326		16,733	17,586		15,967	53	8
Income tax expense (a)	3,874		2,019	(f)	3,582	3,114	(g)	3,345	92	16
NET INCOME	$13,419		$9,307		$13,151	$14,472		$12,622	44	6

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$4.45		$3.04		$4.33	$4.76		$4.11	46	8
Diluted earnings per share	4.44		3.04		4.33	4.75		4.10	46	8

FINANCIAL RATIOS
Return on common equity (c)	17%		12%		18%	20%		18%
Return on tangible common equity (c)(d)	21		15		22	25		23
Return on assets (c)	1.36		0.95		1.36	1.51		1.38
Effective income tax rate	22.4		17.8	(f)	21.4	17.7	(g)	20.9
Overhead ratio	54		63		55	50		52

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC. Refer to page 30 for additional information.
(a)Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. The adoption of this guidance resulted in a change to the classification and timing of the amortization associated with certain of the Firm’s alternative energy tax-oriented investments. The amortization of these investments that was previously recognized in other income is now recognized in income tax expense, which aligns with the associated tax credits and other tax benefits. The change in accounting increased the Firm’s income tax expense for the three months ended March, 31, 2024, by approximately $450 million, with no material impact to net income.
(b)Included Firmwide legal expense of $(72) million, $175 million, $665 million, $420 million and $176 million for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(c)Ratios are based upon annualized amounts.
(d)Refer to page 29 for a further discussion of ROTCE.
(e)Included the FDIC special assessment to recover estimated losses to the Deposit Insurance Fund of $725 million for the three months ended March 31, 2024, which reflects an adjustment to the $2.9 billion estimate recorded in the three months ended December 31, 2023. Refer to Note 6 on page 220 of the Firm’s 2023 Form 10-K for additional information.
(f)Included an income tax benefit of $463 million for the three months ended December 31, 2023, related to the finalization of certain income tax regulations. The benefit resulted in a reduction in the Firm’s effective tax rate of 4.1 percentage points in the fourth quarter of 2023.
(g)Income taxes associated with the First Republic acquisition are reflected in the estimated bargain purchase gain, resulting in a reduction in the Firm’s effective tax rate of 3.4 percentage points in the second quarter of 2023.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
										Mar 31, 2024
										Change
	Mar 31,		Dec 31,		Sep 30,		Jun 30,		Mar 31,	Dec 31,	Mar 31,
	2024		2023		2023		2023		2023	2023	2023
ASSETS
Cash and due from banks	$22,750		$29,066		$24,921		$26,064		$25,098	(22)%	(9)%
Deposits with banks	539,366		595,085		486,448		469,059		520,902	(9)	4
Federal funds sold and securities purchased under
resale agreements	330,559		276,152		350,059		325,628		317,111	20	4
Securities borrowed	198,336		200,436		188,279		163,563		195,917	(1)	1
Trading assets:
Debt and equity instruments	697,788		485,743		534,923		572,779		519,618	44	34
Derivative receivables	56,621		54,864		67,070		64,217		59,274	3	(4)
Available-for-sale (“AFS”) securities	236,152		201,704		197,119		203,262		197,248	17	20
Held-to-maturity (”HTM”) securities	334,527		369,848		388,261		408,941		412,827	(10)	(19)
Investment securities, net of allowance for credit losses	570,679		571,552		585,380		612,203		610,075	—	(6)
Loans	1,309,616		1,323,706		1,310,059		1,300,069		1,128,896	(1)	16
Less: Allowance for loan losses	22,351		22,420		21,946		21,980	(b)	20,053	—	11
Loans, net of allowance for loan losses	1,287,265		1,301,286		1,288,113		1,278,089		1,108,843	(1)	16
Accrued interest and accounts receivable	129,823		107,363		127,752		111,561		115,316	21	13
Premises and equipment	30,279		30,157		29,677		29,493		28,266	—	7
Goodwill, MSRs and other intangible assets	64,374		64,381		64,910		64,238		62,090	—	4
Other assets	162,887		159,308		150,801		151,346		181,795	2	(10)
TOTAL ASSETS	$4,090,727		$3,875,393		$3,898,333		$3,868,240		$3,744,305	6	9

LIABILITIES
Deposits	$2,428,409		$2,400,688		$2,379,526		$2,398,962		$2,377,253	1	2
Federal funds purchased and securities loaned or sold
under repurchase agreements	325,670		216,535		268,750		266,272		246,396	50	32
Short-term borrowings	46,268		44,712		45,470		41,022		42,241	3	10
Trading liabilities:
Debt and equity instruments	192,324		139,581		165,494		132,264		145,153	38	32
Derivative payables	36,003		40,847		41,963		46,545		44,711	(12)	(19)
Accounts payable and other liabilities	301,469		290,307		292,070		286,934		275,077	4	10
Beneficial interests issued by consolidated VIEs	28,075		23,020		24,896		19,647		14,903	22	88
Long-term debt	395,872	(a)	391,825	(a)	362,793	(a)	364,078	(a)	295,489	1	34
TOTAL LIABILITIES	3,754,090		3,547,515		3,580,962		3,555,724		3,441,223	6	9

STOCKHOLDERS’ EQUITY
Preferred stock	29,900		27,404		27,404		27,404		27,404	9	9
Common stock	4,105		4,105		4,105		4,105		4,105	—	—
Additional paid-in capital	89,903		90,128		89,899		89,578		89,155	—	1
Retained earnings	342,414		332,901		327,044		317,359		306,208	3	12
Accumulated other comprehensive income/(loss) (“AOCI”)	(11,639)		(10,443)		(17,104)		(14,290)		(14,418)	(11)	19
Treasury stock, at cost	(118,046)		(116,217)		(113,977)		(111,640)		(109,372)	(2)	(8)
TOTAL STOCKHOLDERS’ EQUITY	336,637		327,878		317,371		312,516		303,082	3	11
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,090,727		$3,875,393		$3,898,333		$3,868,240		$3,744,305	6	9

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC. Refer to page 30 for additional information.
(a)Included a five-year $50 billion Purchase Money Note issued to the FDIC, as well as FHLB advances associated with the First Republic acquisition.
(b)Included an addition to the allowance for loan losses of $1.1 billion associated with the First Republic acquisition.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS
						1Q24 Change
AVERAGE BALANCES	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
ASSETS
Deposits with banks	$535,708	$540,040	$456,954	$495,018	$505,662	(1)%	6%
Federal funds sold and securities purchased under resale agreements	323,988	319,056	309,848	326,563	313,187	2	3
Securities borrowed	192,545	200,369	188,279	191,393	192,843	(4)	—
Trading assets - debt instruments	422,516	374,254	383,576	391,945	357,682	13	18
Investment securities	580,046	579,450	606,593	611,552	622,050	—	(7)
Loans	1,311,578	1,315,439	1,306,322	1,238,237	1,129,624	—	16
All other interest-earning assets (a)	79,134	79,787	80,156	89,072	95,709	(1)	(17)
Total interest-earning assets	3,445,515	3,408,395	3,331,728	3,343,780	3,216,757	1	7
Trading assets - equity and other instruments	190,783	144,642	173,998	169,558	152,081	32	25
Trading assets - derivative receivables	57,635	62,069	66,972	63,339	64,526	(7)	(11)
All other noninterest-earning assets	274,704	270,526	267,079	274,711	276,613	2	(1)
TOTAL ASSETS	$3,968,637	$3,885,632	$3,839,777	$3,851,388	$3,709,977	2	7
LIABILITIES
Interest-bearing deposits	$1,726,142	$1,713,189	$1,694,758	$1,715,699	$1,670,036	1	3
Federal funds purchased and securities loaned or
sold under repurchase agreements	294,983	254,211	254,105	263,718	252,310	16	17
Short-term borrowings	38,529	37,941	37,837	35,335	38,763	2	(1)
Trading liabilities - debt and all other interest-bearing liabilities (b)	302,997	287,443	288,007	293,269	277,576	5	9
Beneficial interests issued by consolidated VIEs	27,407	23,133	21,890	15,947	13,483	18	103
Long-term debt	340,411	325,843	315,267	294,239	249,336	4	37
Total interest-bearing liabilities	2,730,469	2,641,760	2,611,864	2,618,207	2,501,504	3	9
Noninterest-bearing deposits	648,644	658,912	660,983	671,715	650,443	(2)	—
Trading liabilities - equity and other instruments	28,622	34,176	29,508	28,513	29,769	(16)	(4)
Trading liabilities - derivative payables	39,877	42,447	46,754	46,934	49,357	(6)	(19)
All other noninterest-bearing liabilities	192,796	186,871	178,466	180,730	180,303	3	7
TOTAL LIABILITIES	3,640,408	3,564,166	3,527,575	3,546,099	3,411,376	2	7
Preferred stock	27,952	27,404	27,404	27,404	27,404	2	2
Common stockholders’ equity	300,277	294,062	284,798	277,885	271,197	2	11
TOTAL STOCKHOLDERS’ EQUITY	328,229	321,466	312,202	305,289	298,601	2	10
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,968,637	$3,885,632	$3,839,777	$3,851,388	$3,709,977	2	7

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	4.79%	4.79%	4.58%	4.20%	3.87%
Federal funds sold and securities purchased under resale agreements	5.23	5.26	5.06	4.63	4.06
Securities borrowed	4.52	4.59	4.39	3.91	3.61
Trading assets - debt instruments	4.38	4.39	4.32	4.12	4.15
Investment securities	3.64	3.53	3.23	3.01	2.79
Loans	7.03	6.97	6.79	6.59	6.37
All other interest-earning assets (a)(d)	10.22	10.10	9.42	8.85	7.50
Total interest-earning assets	5.55	5.53	5.32	5.01	4.68

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.85	2.78	2.53	2.24	1.85
Federal funds purchased and securities loaned or
sold under repurchase agreements	5.41	5.51	5.50	5.17	4.51
Short-term borrowings	5.57	5.55	5.38	4.87	4.40
Trading liabilities - debt and all other interest-bearing liabilities (b)	3.50	3.58	3.39	3.25	2.88
Beneficial interests issued by consolidated VIEs	5.34	5.36	5.38	4.95	4.43
Long-term debt	5.46	5.33	5.33	5.28	5.39
Total interest-bearing liabilities	3.59	3.50	3.32	3.04	2.64

INTEREST RATE SPREAD	1.96	2.03	2.00	1.97	2.04
NET YIELD ON INTEREST-EARNING ASSETS	2.71	2.81	2.72	2.62	2.63
Memo: Net yield on interest-earning assets excluding Markets (e)	3.83	3.86	3.89	3.83	3.80
(a) Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    All other interest-bearing liabilities include brokerage-related customer payables.
(c)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(d) The rates reflect the impact of interest earned on cash collateral where the cash collateral has been netted against certain derivative payables.
(e)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 29 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 29 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS
						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
OTHER INCOME
Other income - reported (a)	$1,128	$696	$614	$3,292	$1,007	62%	12%
Fully taxable-equivalent adjustments (a)(b)	493	1,243	682	990	867	(60)	(43)
Other income - managed	$1,621	$1,939	$1,296	$4,282	$1,874	(16)	(14)

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$18,852	$14,523	$17,148	$19,528	$17,638	30	7
Fully taxable-equivalent adjustments	493	1,243	682	990	867	(60)	(43)
Total noninterest revenue - managed	$19,345	$15,766	$17,830	$20,518	$18,505	23	5

NET INTEREST INCOME
Net interest income - reported	$23,082	$24,051	$22,726	$21,779	$20,711	(4)	11
Fully taxable-equivalent adjustments (b)	121	126	130	104	120	(4)	1
Net interest income - managed	$23,203	$24,177	$22,856	$21,883	$20,831	(4)	11

TOTAL NET REVENUE
Total net revenue - reported	$41,934	$38,574	$39,874	$41,307	$38,349	9	9
Fully taxable-equivalent adjustments	614	1,369	812	1,094	987	(55)	(38)
Total net revenue - managed	$42,548	$39,943	$40,686	$42,401	$39,336	7	8

PRE-PROVISION PROFIT
Pre-provision profit - reported	$19,177	$14,088	$18,117	$20,485	$18,242	36	5
Fully taxable-equivalent adjustments	614	1,369	812	1,094	987	(55)	(38)
Pre-provision profit - managed	$19,791	$15,457	$18,929	$21,579	$19,229	28	3

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$17,293	$11,326	$16,733	$17,586	$15,967	53	8
Fully taxable-equivalent adjustments	614	1,369	812	1,094	987	(55)	(38)
Income before income tax expense - managed	$17,907	$12,695	$17,545	$18,680	$16,954	41	6

INCOME TAX EXPENSE
Income tax expense - reported (a)	$3,874	$2,019	$3,582	$3,114	$3,345	92	16
Fully taxable-equivalent adjustments (a)	614	1,369	812	1,094	987	(55)	(38)
Income tax expense - managed	$4,488	$3,388	$4,394	$4,208	$4,332	32	4

OVERHEAD RATIO
Overhead ratio - reported	54%	63%	55%	50%	52%
Overhead ratio - managed	53	61	53	49	51

(a)Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. Refer to page 4 for additional information.
(b)Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS
						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$17,653	$18,097	$18,362	$17,233	$16,456	(2)%	7%
Corporate & Investment Bank (a)	13,633	10,958	11,730	12,519	13,600	24	—
Commercial Banking (a)	3,951	4,016	4,031	3,988	3,511	(2)	13
Asset & Wealth Management	5,109	5,095	5,005	4,943	4,784	—	7
Corporate	2,202	1,777	1,558	3,718	985	24	124
TOTAL NET REVENUE	$42,548	$39,943	$40,686	$42,401	$39,336	7	8

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$9,297	$9,336	$9,105	$8,313	$8,065	—	15
Corporate & Investment Bank (a)	7,218	6,774	7,443	6,894	7,483	7	(4)
Commercial Banking (a)	1,506	1,395	1,375	1,300	1,308	8	15
Asset & Wealth Management	3,460	3,388	3,138	3,163	3,091	2	12
Corporate	1,276	3,593	696	1,152	160	(64)	NM
TOTAL NONINTEREST EXPENSE	$22,757	$24,486	$21,757	$20,822	$20,107	(7)	13

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$8,356	$8,761	$9,257	$8,920	$8,391	(5)	—
Corporate & Investment Bank (a)	6,415	4,184	4,287	5,625	6,117	53	5
Commercial Banking (a)	2,445	2,621	2,656	2,688	2,203	(7)	11
Asset & Wealth Management	1,649	1,707	1,867	1,780	1,693	(3)	(3)
Corporate	926	(1,816)	862	2,566	825	NM	12
PRE-PROVISION PROFIT	$19,791	$15,457	$18,929	$21,579	$19,229	28	3

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,913	$2,189	$1,446	$1,862	$1,402	(13)	36
Corporate & Investment Bank (a)	32	210	(185)	38	58	(85)	(45)
Commercial Banking (a)	(31)	366	90	1,097	417	NM	NM
Asset & Wealth Management	(57)	(1)	(13)	145	28	NM	NM
Corporate	27	(2)	46	(243)	370	NM	(93)
PROVISION FOR CREDIT LOSSES	$1,884	$2,762	$1,384	$2,899	$2,275	(32)	(17)

NET INCOME/(LOSS)
Consumer & Community Banking	$4,831	$4,788	$5,895	$5,306	$5,243	1	(8)
Corporate & Investment Bank (a)	4,753	2,524	3,092	4,092	4,421	88	8
Commercial Banking (a)	1,869	1,653	1,935	1,208	1,347	13	39
Asset & Wealth Management	1,290	1,217	1,417	1,226	1,367	6	(6)
Corporate	676	(875)	812	2,640	244	NM	177
TOTAL NET INCOME	$13,419	$9,307	$13,151	$14,472	$12,622	44	6

(a)As a result of the organizational changes that were announced on January 25, 2024, the Firm will be reorganizing its business segments to reflect the manner in which the segments will be managed. The reorganization of the business segments will be effective in the second quarter of 2024. Refer to Recent events on page 52 of JPMorgan Chase's 2023 Form 10-K for additional information.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Mar 31, 2024
							Change
	Mar 31,		Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2024		2023	2023	2023	2023	2023	2023
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$257,569	(c)	$250,585	$241,825	$235,827	$227,144	3%	13%
Tier 1 capital	280,774	(c)	277,306	268,579	262,585	253,837	1	11
Total capital	312,255	(c)	308,497	300,859	295,281	286,398	1	9
Risk-weighted assets	1,715,588	(c)	1,671,995	1,692,219	1,706,927	1,647,363	3	4
CET1 capital ratio	15.0%	(c)	15.0%	14.3%	13.8%	13.8%
Tier 1 capital ratio	16.4	(c)	16.6	15.9	15.4	15.4
Total capital ratio	18.2	(c)	18.5	17.8	17.3	17.4

Advanced
CET1 capital	$257,569	(c)	$250,585	$241,825	$235,827	$227,144	3	13
Tier 1 capital	280,774	(c)	277,306	268,579	262,585	253,837	1	11
Total capital	298,854	(c)	295,417	287,560	281,953	273,122	1	9
Risk-weighted assets	1,684,038	(c)	1,669,156	1,671,593	1,694,714	1,633,774	1	3
CET1 capital ratio	15.3%	(c)	15.0%	14.5%	13.9%	13.9%
Tier 1 capital ratio	16.7	(c)	16.6	16.1	15.5	15.5
Total capital ratio	17.7	(c)	17.7	17.2	16.6	16.7

Leverage-based capital metrics
Adjusted average assets (b)	$3,913,680	(c)	$3,831,200	$3,785,641	$3,796,579	$3,656,598	2	7
Tier 1 leverage ratio	7.2%	(c)	7.2%	7.1%	6.9%	6.9%

Total leverage exposure	$4,634,646	(c)	$4,540,465	$4,500,253	$4,492,761	$4,327,863	2	7
SLR	6.1%	(c)	6.1%	6.0%	5.8%	5.9%

Total Loss-Absorbing Capacity (“TLAC”)
Eligible external TLAC	$520,408	(c)	$513,799	$496,183	$493,760	$488,245	1	7

MEMO: CET1 CAPITAL ROLLFORWARD
Standardized/Advanced CET1 capital, beginning balance	$250,585		$241,825	$235,827	$227,144	$218,934	4	14
Net income applicable to common equity	13,022		8,921	12,765	14,099	12,266	46	6
Dividends declared on common stock	(3,348)		(3,064)	(3,080)	(2,948)	(2,963)	(9)	(13)
Net purchase of treasury stock	(1,829)		(2,240)	(2,337)	(2,268)	(2,036)	18	10
Changes in additional paid-in capital	(225)		229	321	423	111	NM	NM
Changes related to AOCI applicable to capital:
Unrealized gains/(losses) on investment securities	141		4,362	(1,950)	757	2,212	(97)	(94)
Translation adjustments, net of hedges	(204)		402	(340)	70	197	NM	NM
Fair value hedges	(21)		(86)	(5)	11	(21)	76	—
Defined benefit pension and other postretirement employee benefit plans	26		455	(21)	(6)	(55)	(94)	NM
Changes related to other CET1 capital adjustments	(578)	(c)	(219)	645	(1,455)	(1,501)	(164)	61
Change in Standardized/Advanced CET1 capital	6,984	(c)	8,760	5,998	8,683	8,210	(20)	(15)
Standardized/Advanced CET1 capital, ending balance	$257,569	(c)	$250,585	$241,825	$235,827	$227,144	3	13

(a)The capital metrics reflect the CECL capital transition provisions. As of March 31, 2024, CET1 capital reflected the final remaining $720 million CECL benefit; as of December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, CET1 capital reflected a $1.4 billion benefit. Refer to Note 27 of the Firm’s 2023 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill, inclusive of estimated equity method goodwill, and other intangible assets.
(c)Estimated.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS, CONTINUED
(in millions, except ratio data)

						Mar 31, 2024
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2024	2023	2023	2023	2023	2023	2023
TANGIBLE COMMON EQUITY (period-end) (a)
Common stockholders’ equity	$306,737	$300,474	$289,967	$285,112	$275,678	2%	11%
Less: Goodwill	52,636	52,634	52,492	52,380	52,144	—	1
Less: Other intangible assets	3,133	3,225	3,309	3,629	2,191	(3)	43
Add: Certain deferred tax liabilities (b)	2,981	2,996	3,025	3,097	2,754	(1)	8
Total tangible common equity	$253,949	$247,611	$237,191	$232,200	$224,097	3	13

TANGIBLE COMMON EQUITY (average) (a)
Common stockholders’ equity	$300,277	$294,062	$284,798	$277,885	$271,197	2	11
Less: Goodwill	52,614	52,538	52,427	52,342	51,716	—	2
Less: Other intangible assets	3,157	3,254	3,511	2,191	1,296	(3)	144
Add: Certain deferred tax liabilities (b)	2,988	2,992	3,080	2,902	2,549	—	17
Total tangible common equity	$247,494	$241,262	$231,940	$226,254	$220,734	3	12

INTANGIBLE ASSETS (period-end)
Goodwill	$52,636	$52,634	$52,492	$52,380	$52,144	—	1
Mortgage servicing rights	8,605	8,522	9,109	8,229	7,755	1	11
Other intangible assets	3,133	3,225	3,309	3,629	2,191	(3)	43
Total intangible assets	$64,374	$64,381	$64,910	$64,238	$62,090	—	4

(a)Refer to page 29 for further discussion of TCE.
(b)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
							1Q24 Change
	1Q24		4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
EARNINGS PER SHARE
Basic earnings per share
Net income	$13,419		$9,307	$13,151	$14,472	$12,622	44%	6%
Less: Preferred stock dividends	397		386	386	373	356	3	12
Net income applicable to common equity	13,022		8,921	12,765	14,099	12,266	46	6
Less: Dividends and undistributed earnings allocated to
participating securities	80		51	80	88	73	57	10
Net income applicable to common stockholders	$12,942		$8,870	$12,685	$14,011	$12,193	46	6

Total weighted-average basic shares outstanding	2,908.3		2,914.4	2,927.5	2,943.8	2,968.5	—	(2)
Net income per share	$4.45		$3.04	$4.33	$4.76	$4.11	46	8

Diluted earnings per share
Net income applicable to common stockholders	$12,942		$8,870	$12,685	$14,011	$12,193	46	6
Total weighted-average basic shares outstanding	2,908.3		2,914.4	2,927.5	2,943.8	2,968.5	—	(2)
Add: Dilutive impact of unvested performance share units (“PSUs”), nondividend-earning restricted stock units (“RSUs”) and stock appreciation rights (“SARs”)	4.5		4.7	4.6	4.5	4.2	(4)	7
Total weighted-average diluted shares outstanding	2,912.8		2,919.1	2,932.1	2,948.3	2,972.7	—	(2)
Net income per share	$4.44		$3.04	$4.33	$4.75	$4.10	46	8

COMMON DIVIDENDS
Cash dividends declared per share	$1.15	(c)	$1.05	$1.05	$1.00	$1.00	10	15
Dividend payout ratio	26%		34%	24%	21%	24%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	15.9		15.2	15.6	16.7	22.0	5	(28)
Average price paid per share of common stock	$179.50		$151.02	$151.46	$137.20	$133.67	19	34
Aggregate repurchases of common stock	2,849		2,301	2,364	2,293	2,940	24	(3)

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	10.9		0.8	0.6	0.5	10.0	NM	9
Net impact of employee issuances on stockholders’ equity (b)	$801		$308	$368	$467	$1,028	160	(22)

(a)The Firm is authorized to purchase up to $30 billion of common shares under its current repurchase program.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of SARs.
(c)On March 19, 2024, the Board of Directors declared a quarterly common stock dividend of $1.15 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
										1Q24 Change
	1Q24		4Q23		3Q23		2Q23		1Q23	4Q23	1Q23
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$822		$856		$836		$841		$823	(4)%	—%
Asset management fees	947	(d)	899	(d)	891	(d)	816	(d)	676	5	40
Mortgage fees and related income	274		261		417		274		223	5	23
Card income	682		684		626		483		739	—	(8)
All other income (a)	1,220	(d)	1,270	(d)	1,212	(d)	1,129	(d)	1,162	(4)	5
Noninterest revenue	3,945		3,970		3,982		3,543		3,623	(1)	9
Net interest income	13,708	(d)	14,127	(d)	14,380	(d)	13,690	(d)	12,833	(3)	7
TOTAL NET REVENUE	17,653		18,097		18,362		17,233		16,456	(2)	7

Provision for credit losses	1,913	(d)	2,189	(d)	1,446	(d)	1,862	(d)	1,402	(13)	36

NONINTEREST EXPENSE
Compensation expense	4,229		4,023		3,975		3,628		3,545	5	19
Noncompensation expense (b)	5,068		5,313		5,130		4,685		4,520	(5)	12
TOTAL NONINTEREST EXPENSE	9,297	(d)	9,336	(d)	9,105	(d)	8,313	(d)	8,065	—	15

Income before income tax expense	6,443		6,572		7,811		7,058		6,989	(2)	(8)
Income tax expense	1,612		1,784		1,916		1,752		1,746	(10)	(8)
NET INCOME	$4,831		$4,788		$5,895		$5,306		$5,243	1	(8)

REVENUE BY LINE OF BUSINESS
Banking & Wealth Management	$10,324	(e)	$10,877	(e)	$11,345	(e)	$10,936	(e)	$10,041	(5)	3
Home Lending	1,186	(e)	1,161	(e)	1,252	(e)	1,007	(e)	720	2	65
Card Services & Auto	6,143		6,059		5,765		5,290		5,695	1	8

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	130		82		162		102		75	59	73
Net mortgage servicing revenue (c)	144		179		255		172		148	(20)	(3)
Mortgage fees and related income	$274		$261		$417		$274		$223	5	23

FINANCIAL RATIOS
ROE	35%		33%		41%		38%		40%
Overhead ratio	53		52		50		48		49

(a)Primarily includes operating lease income and commissions and other fees. Operating lease income was $665 million, $666 million, $685 million, $704 million and $741 million for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(b)Included depreciation expense on leased assets of $427 million, $425 million, $458 million, $445 million and $407 million for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(c)Included MSR risk management results of $(1) million, $7 million, $111 million, $25 million and $(12) million for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(d)Includes First Republic. Refer to page 30 for additional information.
(e)Banking & Wealth Management and Home Lending included revenue associated with First Republic of $639 million and $392 million, respectively, for the three months ended March 31, 2024, $745 million and $346 million, respectively, for the three months ended December 31, 2023, $1.0 billion and $351 million, respectively, for the three months ended September 30, 2023, and $596 million and $235 million, respectively, for the three months ended June 30, 2023.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except employee data)

	QUARTERLY TRENDS
										1Q24 Change
	1Q24		4Q23		3Q23		2Q23		1Q23	4Q23	1Q23
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$629,122		$642,951		$626,196		$620,193		$506,382	(2)%	24%

Loans:
Banking & Wealth Management	31,266	(c)	31,142	(c)	30,574	(c)	30,959	(c)	28,038	—	12
Home Lending (a)	254,243	(c)	259,181	(c)	261,858	(c)	262,432	(c)	172,058	(2)	48
Card Services	206,823		211,175		196,955		191,353		180,079	(2)	15
Auto	76,508		77,705		74,831		73,587		69,556	(2)	10
Total loans	568,840		579,203		564,218		558,331		449,731	(2)	26

Deposits	1,105,583	(d)	1,094,738	(d)	1,136,884	(d)	1,173,514	(d)	1,147,474	1	(4)
Equity	54,500		55,500		55,500		55,500		52,000	(2)	5

SELECTED BALANCE SHEET DATA (average)
Total assets	$627,862		$629,744		$622,760		$576,417		$506,775	—	24

Loans:
Banking & Wealth Management	31,241	(e)	30,718	(e)	30,686	(e)	30,628	(e)	28,504	2	10
Home Lending (b)	257,866	(e)	261,394	(e)	264,041	(e)	229,569	(e)	172,124	(1)	50
Card Services	204,701		202,685		195,245		187,028		180,451	1	13
Auto	77,268		76,409		74,358		71,083		68,744	1	12
Total loans	571,076		571,206		564,330		518,308		449,823	—	27

Deposits	1,079,243	(f)	1,092,432	(f)	1,143,539	(f)	1,157,309	(f)	1,112,967	(1)	(3)
Equity	54,500		55,500		55,500		54,346		52,000	(2)	5

Employees	142,758		141,640		141,125		137,087		135,983	1	5

(a)At March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, Home Lending loans held-for-sale and loans at fair value were $4.8 billion, $3.4 billion, $4.1 billion, $3.9 billion and $4.2 billion, respectively.
(b)Average Home Lending loans held-for sale and loans at fair value were $4.7 billion, $4.7 billion, $5.7 billion, $5.3 billion and $3.5 billion for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(c)At March 31, 2024, included $3.9 billion and $89.7 billion for Banking & Wealth Management and Home Lending, respectively, $4.0 billion and $90.7 billion, respectively, at December 31, 2023, $3.1 billion and $91.2 billion, respectively, at September 30, 2023, and $3.4 billion and $91.3 billion, respectively, at June 30, 2023, associated with First Republic.
(d)Includes First Republic. In the fourth quarter of 2023, CCB transferred certain deposits associated with First Republic to AWM, CB, and CIB. Refer to page 30 for additional information.
(e)Average Banking & Wealth Management and Home Lending loans associated with First Republic were $4.0 billion and $90.2 billion, respectively, for the three months ended March 31, 2024, $3.4 billion and $91.1 billion, respectively, for the three months ended December 31, 2023, $3.2 billion and $91.1 billion, respectively, for the three months ended September 30, 2023, and $2.7 billion and $57.2 billion, respectively, for the three months ended June 30, 2023.
(f)Average deposits associated with First Republic were $40.6 billion, $42.9 billion, $66.7 billion and $47.2 billion for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS
						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)	$3,647	$3,740	$3,690	$3,823	$3,835	(2)%	(5)%

Net charge-offs/(recoveries)
Banking & Wealth Management	79	81	88	92	79	(2)	—
Home Lending	(7)	6	(16)	(28)	(18)	NM	61
Card Services	1,688	1,426	1,227	1,124	922	18	83
Auto	119	125	100	63	69	(5)	72
Total net charge-offs/(recoveries)	$1,879	$1,638	$1,399	$1,251	$1,052	15	79
Net charge-off/(recovery) rate
Banking & Wealth Management	1.02%	1.05%	1.14%	1.20%	1.12%
Home Lending	(0.01)	0.01	(0.02)	(0.05)	(0.04)
Card Services	3.32	2.79	2.49	2.41	2.07
Auto	0.62	0.65	0.53	0.36	0.41
Total net charge-off/(recovery) rate	1.33	1.15	0.99	0.98	0.96

30+ day delinquency rate
Home Lending (b)	0.70%	0.66%	0.59%	0.58%	0.81%
Card Services	2.23	2.14	1.94	1.70	1.68
Auto	1.03	1.19	1.13	0.92	0.90

90+ day delinquency rate - Card Services	1.16	1.05	0.94	0.84	0.83

Allowance for loan losses
Banking & Wealth Management	$706	$685	$686	$731	$720	3	(2)
Home Lending	432 (c)	578 (c)	573 (c)	777 (c)	427	(25)	1
Card Services	12,606	12,453	11,901	11,600	11,400	1	11
Auto	742	742	742	717	716	—	4
Total allowance for loan losses	$14,486	$14,458	$13,902	$13,825	$13,263 (d)	—	9

(a)At March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $107 million, $123 million, $123 million, $139 million and $164 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)At March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $147 million, $176 million, $175 million, $195 million and $219 million, respectively. These amounts have been excluded based upon the government guarantee.
(c)Includes First Republic.
(d)On January 1, 2023, the Firm adopted the Financial Instruments - Credit Losses: Troubled Debt Restructurings accounting guidance. The adoption of this guidance resulted in a net decrease in the allowance for loan losses of $591 million, driven by residential real estate and credit card. Refer to Credit-related information on pages 27-28, and Note 1 of the Firm’s 2023 Form 10-K for further information.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
										1Q24 Change
	1Q24		4Q23		3Q23		2Q23		1Q23	4Q23	1Q23
BUSINESS METRICS
Number of:
Branches	4,907		4,897		4,863		4,874		4,784	—%	3%
Active digital customers (in thousands) (a)	68,496	(f)	66,983	(f)	66,765	(f)	65,559	(f)	64,998	2	5
Active mobile customers (in thousands) (b)	54,674	(f)	53,828	(f)	53,221	(f)	51,963	(f)	50,933	2	7

Debit and credit card sales volume (in billions)	$420.7		$441.0		$426.3		$424.0		$387.3	(5)	9
Total payments transaction volume (in trillions) (c)	1.5	(f)	1.5	(f)	1.5	(f)	1.5	(f)	1.4	—	7

Banking & Wealth Management
Average deposits	$1,065,562	(g)	$1,077,725	(g)	$1,127,807	(g)	$1,142,755	(g)	$1,098,494	(1)	(3)
Deposit margin	2.71%		2.82%		2.92%		2.83%		2.78%
Business Banking average loans	$19,447		$19,511		$19,520		$19,628		$19,884	—	(2)
Business Banking origination volume	1,130		1,130		1,321		1,275		1,027	—	10
Client investment assets (d)	1,010,315		951,115		882,253		892,897		690,819	6	46
Number of client advisors	5,571		5,456		5,424		5,153		5,125	2	9

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$4.4	(h)	$4.7	(h)	$6.8	(h)	$7.3	(h)	$3.6	(6)	22
Correspondent	2.2		2.5		4.2		3.9		2.1	(12)	5
Total mortgage origination volume (e)	$6.6		$7.2		$11.0		$11.2		$5.7	(8)	16
Third-party mortgage loans serviced (period-end)	626.2		631.2		637.8		604.5		575.9	(1)	9
MSR carrying value (period-end)	8.6		8.5		9.1		8.2		7.7	1	12

Card Services
Sales volume, excluding commercial card (in billions)	$291.0		$307.2		$296.2		$294.0		$266.2	(5)	9
Net revenue rate	10.09%		9.82%		9.60%		9.11%		10.38%
Net yield on average loans	9.90		9.70		9.54		9.31		9.89

Auto
Loan and lease origination volume (in billions)	$8.9		$9.9		$10.2		$12.0		$9.2	(10)	(3)
Average auto operating lease assets	10,435		10,440		10,701		11,015		11,538	—	(10)

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to-person and checks.
(d)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 21-23 for additional information. At March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023 included $146.6 billion, $144.6 billion, $140.6 billion, and $150.9 billion of client investment assets associated with First Republic, respectively.
(e)Firmwide mortgage origination volume was $7.6 billion, $8.6 billion, $13.0 billion, $13.0 billion and $6.8 billion for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively
(f)Excludes First Republic.
(g)Included $40.6 billion, $42.9 billion, $66.7 billion, and $47.2 billion for the three months ended March 31, 2024 December 31, 2023, September 30, 2023, and June 30, 2023, respectively, associated with First Republic.
(h)Included $304 million, $410 million, $730 million, and $1.1 billion for the three months ended March 31, 2024 December 31, 2023, September 30, 2023, and June 30, 2023, respectively, associated with First Republic.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS
						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
INCOME STATEMENT
REVENUE
Investment banking fees (a)	$2,001	$1,654	$1,717	$1,557	$1,654	21%	21%
Principal transactions	6,639	3,648	5,918	6,697	7,408	82	(10)
Lending- and deposit-related fees	642	585	556	533	539	10	19
Commissions and other fees	1,248	1,194	1,174	1,219	1,234	5	1
Card income	326	361	374	400	315	(10)	3
All other income	380	678	131	396	373	(44)	2
Noninterest revenue	11,236	8,120	9,870	10,802	11,523	38	(2)
Net interest income	2,397	2,838	1,860	1,717	2,077	(16)	15
TOTAL NET REVENUE (b)	13,633	10,958	11,730	12,519	13,600	24	—

Provision for credit losses	32	210	(185)	38	58	(85)	(45)

NONINTEREST EXPENSE
Compensation expense	4,090	3,374	3,425	3,461	4,085	21	—
Noncompensation expense	3,128	3,400	4,018	3,433	3,398	(8)	(8)
TOTAL NONINTEREST EXPENSE	7,218	6,774	7,443	6,894	7,483	7	(4)

Income before income tax expense	6,383	3,974	4,472	5,587	6,059	61	5
Income tax expense	1,630	1,450	1,380	1,495	1,638	12	—
NET INCOME	$4,753	$2,524	$3,092	$4,092	$4,421	88	8

FINANCIAL RATIOS
ROE	18%	9%	11%	15%	16%
Overhead ratio	53	62	63	55	55
Compensation expense as percentage of total net revenue	30	31	29	28	30

REVENUE BY BUSINESS
Investment Banking	$1,986	$1,576	$1,613	$1,494	$1,560	26	27
Payments	2,367	2,332	2,094	2,451	2,396	2	(1)
Lending	130	150	291	299	267	(13)	(51)
Total Banking	4,483	4,058	3,998	4,244	4,223	10	6
Fixed Income Markets	5,297	4,033	4,514	4,567	5,699	31	(7)
Equity Markets	2,685	1,778	2,067	2,451	2,683	51	—
Securities Services	1,183	1,191	1,212	1,221	1,148	(1)	3
Credit Adjustments & Other (c)	(15)	(102)	(61)	36	(153)	85	90
Total Markets & Securities Services	9,150	6,900	7,732	8,275	9,377	33	(2)
TOTAL NET REVENUE	$13,633	$10,958	$11,730	$12,519	$13,600	24	—

(a)Includes CB's share of revenue from investment banking products sold to CB clients through the CIB that is subject to a revenue sharing arrangement which is reported as a reduction in All other income.
(b)Includes tax-equivalent adjustments, predominantly due to income tax credits, amortization of the cost of investments and other tax benefits related to alternative energy investments and affordable housing projects; and income from tax-exempt securities of $471 million, $1.2 billion, $643 million, $953 million and $839 million for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively. Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. Refer to page 4 for additional information.
(c)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)
	QUARTERLY TRENDS
						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,594,901	$1,338,168	$1,446,231	$1,432,054	$1,436,237	19%	11%
Loans:
Loans retained (a)	194,299	197,523	194,255	194,450	187,133	(2)	4
Loans held-for-sale and loans at fair value (b)	40,466	38,919	39,069	38,959	38,335	4	6
Total loans	234,765	236,442	233,324	233,409	225,468	(1)	4

Equity	102,000	108,000	108,000	108,000	108,000	(6)	(6)

SELECTED BALANCE SHEET DATA (average)
Total assets	$1,492,897	$1,401,288	$1,423,182	$1,461,857	$1,429,662	7	4
Trading assets - debt and equity instruments	580,753	490,329	522,845	533,082	488,767	18	19
Trading assets - derivative receivables	57,239	62,454	65,774	63,094	64,016	(8)	(11)
Loans:
Loans retained (a)	192,857	193,870	193,683	189,153	185,572	(1)	4
Loans held-for-sale and loans at fair value (b)	42,321	39,438	39,227	38,132	42,569	7	(1)
Total loans	235,178	233,308	232,910	227,285	228,141	1	3

Deposits	780,073	764,438	726,617	722,818	699,586	2	12
Equity	102,000	108,000	108,000	108,000	108,000	(6)	(6)

Employees	74,367	74,404	74,900	74,822	74,352	—	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$2	$121	$45	$56	$50	(98)	(96)

Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	929	866	978	924	832	7	12
Nonaccrual loans held-for-sale and loans at fair value (d)	1,080	828	801	818	808	30	34
Total nonaccrual loans	2,009	1,694	1,779	1,742	1,640	19	23

Derivative receivables	293	364	293	286	291	(20)	1
Assets acquired in loan satisfactions	109	115	126	133	86	(5)	27
Total nonperforming assets	2,411	2,173	2,198	2,161	2,017	11	20

Allowance for credit losses:
Allowance for loan losses	2,291	2,321	2,414	2,531	2,454	(1)	(7)
Allowance for lending-related commitments	1,077	1,048	1,095	1,207	1,301	3	(17)
Total allowance for credit losses	3,368	3,369	3,509	3,738	3,755	—	(10)

Net charge-off/(recovery) rate (a)(e)	—%	0.25%	0.09%	0.12%	0.11%

Allowance for loan losses to period-end loans retained (a)	1.18	1.18	1.24	1.30	1.31
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (f)	1.65	1.64	1.74	1.86	1.81

Allowance for loan losses to nonaccrual loans retained (a)(c)	247	268	247	274	295
Nonaccrual loans to total period-end loans	0.86	0.72	0.76	0.75	0.73

(a)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(b)Loans held-for-sale and loans at fair value primarily reflect lending related positions originated and purchased in CIB Markets, including loans held for securitization.
(c)Allowance for loan losses of $126 million, $95 million, $182 million, $145 million and $153 million were held against these nonaccrual loans at March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(d)At March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $50 million, $59 million, $65 million, $76 million and $99 million, respectively. These amounts have been excluded based upon the government guarantee.
(e)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(f)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS
						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
BUSINESS METRICS
Advisory	$598	$751	$767	$540	$756	(20)%	(21)%
Equity underwriting	355	324	274	318	235	10	51
Debt underwriting	1,048	579	676	699	663	81	58
Total investment banking fees	$2,001	$1,654	$1,717	$1,557	$1,654	21	21

Client deposits and other third-party liabilities (average) (a)	665,868	660,750	638,119	647,479	633,729	1	5

Merchant processing volume (in billions) (b)	604	639	610	600	559	(5)	8

Assets under custody (“AUC”) (period-end) (in billions)	$33,985	$32,392	$29,725	$30,424	$29,725	5	14

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (c)
Fixed income	$35	$35	$49	$57	$56	—	(38)
Foreign exchange	13	10	17	12	10	30	30
Equities	6	5	7	8	7	20	(14)
Commodities and other	7	8	10	12	15	(13)	(53)
Diversification benefit to CIB trading VaR (d)	(29)	(29)	(48)	(48)	(44)	—	34
CIB trading VaR (c)	32	29	35	41	44	10	(27)
Credit Portfolio VaR (e)	24	16	15	14	11	50	118
Diversification benefit to CIB VaR (d)	(15)	(13)	(12)	(11)	(10)	(15)	(50)
CIB VaR	$41	$32	$38	$44	$45	28	(9)

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)Represents Firmwide merchant processing volume.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 137–139 of the Firm’s 2023 Form 10-K for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit Portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value. In line with the Firm's internal model governance, the credit risk component of CVA related to certain counterparties was removed from Credit Portfolio VaR due to the widening of the credit spreads for those counterparties to elevated levels. The related hedges were also removed to maintain consistency. This exposure is now reflected in other sensitivity-based measures.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
										1Q24 Change
	1Q24		4Q23		3Q23		2Q23		1Q23	4Q23	1Q23
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$331	(e)	$324	(e)	$410	(e)	$249		$227	2%	46%
Card income	199		191		198		201		173	4	15
All other income	395		391		364		385		381	1	4
Noninterest revenue	925		906		972		835		781	2	18
Net interest income	3,026	(e)	3,110	(e)	3,059	(e)	3,153	(e)	2,730	(3)	11
TOTAL NET REVENUE (a)	3,951		4,016		4,031		3,988		3,511	(2)	13

Provision for credit losses	(31)	(e)	366	(e)	90	(e)	1,097	(e)	417	NM	NM

NONINTEREST EXPENSE
Compensation expense	806	(e)	733	(e)	730	(e)	656		641	10	26
Noncompensation expense	700		662		645		644		667	6	5
TOTAL NONINTEREST EXPENSE	1,506		1,395		1,375		1,300		1,308	8	15

Income before income tax expense	2,476		2,255		2,566		1,591		1,786	10	39
Income tax expense	607		602		631		383		439	1	38
NET INCOME	$1,869		$1,653		$1,935		$1,208		$1,347	13	39

REVENUE BY PRODUCT
Lending	$1,609	(e)	$1,629	(e)	$1,662	(e)	$1,480	(e)	$1,222	(1)	32
Payments (b)	2,014		2,045		2,045		2,188		1,972	(2)	2
Investment banking (b)(c)	320		298		290		273		306	7	5
Other	8		44		34		47		11	(82)	(27)
TOTAL NET REVENUE (a)	$3,951		$4,016		$4,031		$3,988		$3,511	(2)	13

Investment Banking and Markets revenue, gross (d)	$913		$924		$821		$767		$881	(1)	4

REVENUE BY CLIENT SEGMENT
Middle Market Banking	$1,832	(f)	$1,898	(f)	$1,876	(f)	$1,916	(f)	$1,681	(3)	9
Corporate Client Banking	1,194		1,164		1,208		1,229		1,176	3	2
Commercial Real Estate Banking	909	(f)	939	(f)	921	(f)	806	(f)	642	(3)	42
Other	16		15		26		37		12	7	33
TOTAL NET REVENUE (a)	$3,951		$4,016		$4,031		$3,988		$3,511	(2)	13

FINANCIAL RATIOS
ROE	24%		21%		25%		16%		18%
Overhead ratio	38		35		34		33		37

(a)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $86 million, $108 million, $103 million, $89 million and $82 million for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(b)In the third quarter of 2023, certain revenue from CIB Markets products was reclassified from payments to investment banking. Prior-period amounts have been revised to conform with the current presentation.
(c)Includes CB’s share of revenue from Investment Banking and Markets’ products sold to CB clients through the CIB which is reported in All other income.
(d)Includes gross revenues earned by the Firm that are subject to a revenue sharing arrangement between CB and the CIB for Investment Banking and Markets’ products sold to CB clients. This includes revenues related to fixed income and equity markets products. Refer to page 65 of the Firm’s 2023 Form 10-K for discussion of revenue sharing.
(e)Includes First Republic. Refer to page 30 for additional information.
(f)Middle Market Banking and Commercial Real Estate Banking included $72 million and $278 million, respectively, for the three months ended March 31, 2024, $75 million and $284 million, respectively, for the three months ended December 31, 2023, $93 million and $273 million, respectively, for the three months ended September 30, 2023, and $48 million and $130 million, respectively, for the three months ended June 30, 2023, associated with First Republic.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except employee and ratio data)	QUARTERLY TRENDS
										1Q24 Change
	1Q24		4Q23		3Q23		2Q23		1Q23	4Q23	1Q23
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$303,350		$300,325		$300,367		$305,280		$261,181	1%	16%
Loans:
Loans retained	281,155	(c)	277,663	(c)	281,389	(c)	282,124	(c)	238,752	1	18
Loans held-for-sale and loans at fair value	280		545		915		1,540		1,538	(49)	(82)
Total loans	$281,435		$278,208		$282,304		$283,664		$240,290	1	17
Equity	30,000		30,000		30,000		30,000		28,500	—	5

Period-end loans by client segment
Middle Market Banking	$79,207	(d)	$78,043	(d)	$78,955	(d)	$79,885	(d)	$73,329	1	8
Corporate Client Banking	57,373		56,132		59,645		60,511		58,256	2	(2)
Commercial Real Estate Banking	144,267	(d)	143,507	(d)	143,413	(d)	142,897	(d)	108,582	1	33
Other	588		526		291		371		123	12	378
Total loans	$281,435		$278,208		$282,304		$283,664		$240,290	1	17

SELECTED BALANCE SHEET DATA (average)
Total assets	$301,221		$302,429		$301,964		$290,875		$255,468	—	18
Loans:
Loans retained	278,330	(e)	280,009	(e)	281,602	(e)	270,091	(e)	236,808	(1)	18
Loans held-for-sale and loans at fair value	1,216		977		1,378		726		1,155	24	5
Total loans	$279,546		$280,986		$282,980		$270,817		$237,963	(1)	17
Deposits	265,715	(f)	267,788	(f)	262,148		275,196		265,943	(1)	—
Equity	30,000		30,000		30,000		29,505		28,500	—	5

Average loans by client segment
Middle Market Banking	$78,364	(g)	$78,601	(g)	$78,774	(g)	$78,037	(g)	$73,030	—	7
Corporate Client Banking	56,633		58,480		60,816		59,159		56,581	(3)	—
Commercial Real Estate Banking	143,959	(g)	143,456	(g)	142,955	(g)	133,394	(g)	108,143	—	33
Other	590		449		435		227		209	31	183
Total loans	$279,546		$280,986		$282,980		$270,817		$237,963	(1)	17

Employees	18,111		17,867		17,281		15,991		15,026	1	21

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$67		$126		$53		$100		$37	(47)	81
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (a)	1,217		809		889		1,068		918	50	33
Nonaccrual loans held-for-sale and loans
at fair value	13		—		24		—		—	NM	NM
Total nonaccrual loans	1,230		809		913		1,068		918	52	34

Assets acquired in loan satisfactions	50		54		47		—		—	(7)	NM
Total nonperforming assets	1,280		863		960		1,068		918	48	39
Allowance for credit losses:
Allowance for loan losses	5,000		5,005		4,721		4,729		3,566	—	40
Allowance for lending-related commitments	708		801		845		801		966	(12)	(27)
Total allowance for credit losses	5,708	(h)	5,806	(h)	5,566	(h)	5,530	(h)	4,532	(2)	26

Net charge-off/(recovery) rate (b)	0.10%		0.18%		0.07%		0.15%		0.06%
Allowance for loan losses to period-end loans retained	1.78		1.80		1.68		1.68		1.49
Allowance for loan losses to nonaccrual loans retained (a)	411		619		531		443		388
Nonaccrual loans to period-end total loans	0.44		0.29		0.32		0.38		0.38

(a)Allowance for loan losses of $249 million, $156 million, $164 million, $205 million and $170 million was held against nonaccrual loans retained at March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(b)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(c)Includes First Republic. Refer to page 30 for additional information.
(d)As of March 31, 2024, included $5.6 billion and $32.5 billion for Middle Market Banking and Commercial Real Estate Banking, respectively, as of December 31, 2023, included $5.9 billion and $32.6 billion, respectively, as of September 30, 2023, included $6.1 billion and $32.7 billion, respectively, and as of June 30, 2023, included $6.2 billion and $33.3 billion, respectively, associated with First Republic.
(e)Average loans retained associated with First Republic were $38.6 billion, $39.0 billion, $39.0 billion and $28.6 billion for the three months ended March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023 respectively.
(f)In the fourth quarter of 2023, certain deposits associated with First Republic were transferred from CCB. Average deposits associated with First Republic were $7.1 billion, and $5.7 billion for the three months ended March 31, 2024, and December 31, 2023, respectively.
(g)Average Middle Market Banking and Commercial Real Estate Banking loans associated with First Republic were $5.8 billion and $32.7 billion respectively, for the three months ended March 31, 2024, $6.3 billion and $32.7 billion, respectively, for the three months ended December 31, 2023, $6.2 billion and $32.8 billion, respectively, for the three months ended September 30, 2023, and $4.4 billion and $24.2 billion, respectively, for the three months ended June 30, 2023.
(h)As of March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, included $732 million, $729 million, $630 million and $608 million allowance, respectively, for First Republic.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and employee data)

	QUARTERLY TRENDS
											1Q24 Change
	1Q24		4Q23		3Q23		2Q23		1Q23		4Q23	1Q23
INCOME STATEMENT
REVENUE
Asset management fees	$3,170		$3,137		$2,975	(b)	$2,932	(b)	$2,782	(b)	1%	14%
Commissions and other fees	193		153		190	(b)	194	(b)	160	(b)	26	21
All other income	151	(a)	148	(a)	266	(a)	232	(a)	391		2	(61)
Noninterest revenue	3,514		3,438		3,431		3,358		3,333		2	5
Net interest income	1,595	(a)	1,657	(a)	1,574	(a)	1,585	(a)	1,451		(4)	10
TOTAL NET REVENUE	5,109		5,095		5,005		4,943		4,784		—	7

Provision for credit losses	(57)	(a)	(1)	(a)	(13)	(a)	145	(a)	28		NM	NM

NONINTEREST EXPENSE
Compensation expense	1,972		1,857		1,777		1,746		1,735		6	14
Noncompensation expense	1,488		1,531		1,361		1,417		1,356		(3)	10
TOTAL NONINTEREST EXPENSE	3,460	(a)	3,388	(a)	3,138	(a)	3,163		3,091		2	12

Income before income tax expense	1,706		1,708		1,880		1,635		1,665		—	2
Income tax expense	416		491		463		409		298		(15)	40
NET INCOME	$1,290		$1,217		$1,417		$1,226		$1,367		6	(6)

REVENUE BY LINE OF BUSINESS
Asset Management	$2,326		$2,403		$2,164		$2,128		$2,434		(3)	(4)
Global Private Bank	2,783	(a)	2,692	(a)	2,841	(a)	2,815	(a)	2,350		3	18
TOTAL NET REVENUE	$5,109		$5,095		$5,005		$4,943		$4,784		—	7

FINANCIAL RATIOS
ROE	33%		28%		32%		29%		34%
Overhead ratio	68		66		63		64		65
Pretax margin ratio:
Asset Management	28		29		29		27		37
Global Private Bank	38		37		44		37		33
Asset & Wealth Management	33		34		38		33		35

Employees	28,670		28,485		28,083		26,931		26,773		1	7

Number of Global Private Bank client advisors	3,536		3,515		3,443		3,214		3,189		1	11

(a)Includes First Republic. Refer to page 30 for additional information.
(b)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
										1Q24 Change
	1Q24		4Q23		3Q23		2Q23		1Q23	4Q23	1Q23
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$240,555		$245,512		$249,866		$247,118		$232,516	(2)%	3%
Loans	222,472	(a)	227,929	(a)	228,114	(a)	222,493	(a)	211,140	(2)	5
Deposits	230,413	(a)	233,232	(a)	215,152		199,763		225,831	(1)	2
Equity	15,500		17,000		17,000		17,000		16,000	(9)	(3)

SELECTED BALANCE SHEET DATA (average)
Total assets	$241,384		$247,202		$245,616		$238,987		$228,823	(2)	5
Loans	223,429	(b)	227,042	(b)	223,760	(b)	219,469	(b)	211,469	(2)	6
Deposits	227,723	(c)	226,640	(c)	201,975		211,872		224,354	—	2
Equity	15,500		17,000		17,000		16,670		16,000	(9)	(3)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$8		$12		$1		$2		$(2)	(33)	NM

Nonaccrual loans	769		650		621		615		477	18	61

Allowance for credit losses:
Allowance for loan losses	571		633		642		649		526	(10)	9
Allowance for lending-related commitments	27		28		32		39		19	(4)	42
Total allowance for credit losses	598	(d)	661	(d)	674	(d)	688	(d)	545	(10)	10

Net charge-off/(recovery) rate	0.01%		0.02%		—%		—%		—%

Allowance for loan losses to period-end loans	0.26		0.28		0.28		0.29		0.25

Allowance for loan losses to nonaccrual loans	74		97		103		106		110
Nonaccrual loans to period-end loans	0.35		0.29		0.27		0.28		0.23

(a)Includes First Republic. In the fourth quarter of 2023, certain deposits associated with First Republic were transferred from CCB. Refer to page 30 for additional information.
(b)Included $10.7 billion, $11.7 billion, $13.0 billion, and $9.7 billion for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023 respectively, associated with First Republic.
(c)Average deposits associated with First Republic were $12.6 billion, and $11.2 billion for the three months ended March 31, 2024, and December 31, 2023, respectively.
(d)At March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023 included $102 million, $128 million, $115 million, and $146 million allowance, respectively, associated with First Republic.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Mar 31, 2024
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
CLIENT ASSETS	2024	2023	2023	2023	2023	2023	2023
Assets by asset class
Liquidity	$927	$926	$867	$826	$761	—%	22%
Fixed income	762	751	707	718	682	1	12
Equity	964	868	780	792	733	11	32
Multi-asset	711	680	626	647	627	5	13
Alternatives	200	197	206	205	203	2	(1)
TOTAL ASSETS UNDER MANAGEMENT	3,564	3,422	3,186	3,188	3,006	4	19
Custody/brokerage/administration/deposits	1,655	1,590	1,458	1,370	1,341	4	23
TOTAL CLIENT ASSETS (a)	$5,219	$5,012	$4,644	$4,558	$4,347	4	20

Assets by client segment
Private Banking	$1,052	$974	$888	$881	$826	8	27
Global Institutional	1,494	1,488	1,424	1,423	1,347	—	11
Global Funds	1,018	960	874	884	833	6	22
TOTAL ASSETS UNDER MANAGEMENT	$3,564	$3,422	$3,186	$3,188	$3,006	4	19

Private Banking	$2,599	$2,452	$2,249	$2,170	$2,090	6	24
Global Institutional	1,595	1,594	1,514	1,497	1,417	—	13
Global Funds	1,025	966	881	891	840	6	22
TOTAL CLIENT ASSETS (a)	$5,219	$5,012	$4,644	$4,558	$4,347	4	20

Assets under management rollforward
Beginning balance	$3,422	$3,186	$3,188	$3,006	$2,766
Net asset flows:
Liquidity	(4)	49	40	60	93
Fixed income	14	6	1	37	26
Equity	21	12	16	20	22
Multi-asset	(2)	(1)	1	3	(2)
Alternatives	1	(5)	2	1	1
Market/performance/other impacts	112	175	(62)	61	100
Ending balance	$3,564	$3,422	$3,186	$3,188	$3,006

Client assets rollforward
Beginning balance	$5,012	$4,644	$4,558	$4,347	$4,048
Net asset flows	43	94	132	112	152
Market/performance/other impacts	164	274	(46)	99	147
Ending balance	$5,219	$5,012	$4,644	$4,558	$4,347

(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except employee data)

	QUARTERLY TRENDS
										1Q24 Change
	1Q24		4Q23		3Q23		2Q23		1Q23	4Q23	1Q23
INCOME STATEMENT
REVENUE
Principal transactions	$65		$(21)		$128		$113		$82	NM	(21)%
Investment securities losses	(366)		(743)		(669)		(900)		(868)	51%	58
All other income	26	(e)	96	(e)	116	(e)	2,767	(e)	31	(73)	(16)
Noninterest revenue	(275)		(668)		(425)		1,980		(755)	59	64
Net interest income	2,477	(e)	2,445	(e)	1,983	(e)	1,738	(e)	1,740	1	42
TOTAL NET REVENUE (a)	2,202		1,777		1,558		3,718		985	24	124

Provision for credit losses	27		(2)		46		(243)		370	NM	(93)

NONINTEREST EXPENSE	1,276	(e)(f)	3,593	(e)(f)	696	(e)	1,152	(e)	160	(64)	NM
Income/(loss) before income tax expense/(benefit)	899		(1,814)		816		2,809		455	NM	98
Income tax expense/(benefit)	223		(939)	(h)	4		169	(i)	211	NM	6
NET INCOME/(LOSS)	$676		$(875)		$812		$2,640		$244	NM	177

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	2,317		2,065		1,640		1,261		1,106	12	109
Other Corporate	(115)	(e)	(288)	(e)	(82)	(e)	2,457	(e)	(121)	60	5
TOTAL NET REVENUE	$2,202		$1,777		$1,558		$3,718		$985	24	124

NET INCOME/(LOSS)
Treasury and CIO	1,641		1,396		1,129		1,057		624	18	163
Other Corporate	(965)	(e)	(2,271)	(e)	(317)	(e)	1,583	(e)	(380)	58	(154)
TOTAL NET INCOME/(LOSS)	$676		$(875)		$812		$2,640		$244	NM	177

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,322,799		$1,348,437		$1,275,673		$1,263,595		$1,307,989	(2)	1
Loans	2,104		1,924		2,099		2,172		2,267	9	(7)
Deposits (b)	22,515		21,826		20,363		21,083		19,458	3	16

Employees	48,015		47,530		47,280		45,235		44,743	1	7

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities losses	$(366)		$(743)		$(669)		$(900)		$(868)	51	58
Available-for-sale securities (average)	222,943		199,581		201,875		198,620		202,776	12	10
Held-to-maturity securities (average) (c)	354,759		377,709		402,816		410,594		417,350	(6)	(15)
Investment securities portfolio (average)	$577,702		$577,290		$604,691		$609,214		$620,126	—	(7)
Available-for-sale securities (period-end)	233,770	(g)	199,354	(g)	195,200	(g)	201,211	(g)	195,228	17	20
Held-to-maturity securities (period-end) (c)	334,527		369,848		388,261		408,941		412,827	(10)	(19)
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$568,297		$569,202		$583,461		$610,152		$608,055	—	(7)

(a)Included tax-equivalent adjustments, predominantly driven by tax-exempt income from municipal bonds, of $49 million, $53 million, $57 million, $45 million and $56 million for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.
(b)Predominantly relates to the Firm's international consumer initiatives.
(c)At March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, the estimated fair value of the HTM securities portfolio was $305.4 billion, $342.8 billion, $348.7 billion, $375.3 billion and $382.0 billion, respectively.
(d)At March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, the allowance for credit losses on investment securities was $120 million, $94 million, $87 million, $74 million and $61 million, respectively.
(e)Includes First Republic. Refer to page 30 for additional information.
(f)Included the FDIC special assessment to recover estimated losses to the Deposit Insurance Fund of $725 million for the three months ended March 31, 2024, which reflects an adjustment to the $2.9 billion estimate recorded in the three months ended December 31, 2023. Refer to Note 6 on page 220 of the Firm’s 2023 Form 10-K for additional information.
(g)At March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, included AFS securities of $20.1 billion, $24.2 billion, $22.9 billion and $25.8 billion, respectively, associated with First Republic.
(h)Included an income tax benefit of $463 million for the three months ended December 31, 2023, related to the finalization of certain income tax regulations.
(i)Income taxes associated with the First Republic acquisition are reflected in the estimated bargain purchase gain.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
										Mar 31, 2024
										Change
	Mar 31,		Dec 31,		Sep 30,		Jun 30,		Mar 31,	Dec 31,	Mar 31,
	2024		2023		2023		2023		2023	2023	2023
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$389,592		$397,275		$397,054		$396,195		$300,447	(2)%	30%
Loans held-for-sale and loans at fair value	13,812		12,818		11,715		12,009		10,986	8	26
Total consumer, excluding credit card loans	403,404		410,093		408,769		408,204		311,433	(2)	30

Credit card loans
Loans retained	206,740		211,123		196,935		191,348		180,079	(2)	15
Total credit card loans	206,740		211,123		196,935		191,348		180,079	(2)	15
Total consumer loans	610,144		621,216		605,704		599,552		491,512	(2)	24

Wholesale loans (b)
Loans retained	667,761		672,472		671,952		668,145		604,324	(1)	10
Loans held-for-sale and loans at fair value	31,711		30,018		32,403		32,372		33,060	6	(4)
Total wholesale loans	699,472		702,490		704,355		700,517		637,384	—	10

Total loans	1,309,616		1,323,706		1,310,059		1,300,069		1,128,896	(1)	16
Derivative receivables	56,621		54,864		67,070		64,217		59,274	3	(4)
Receivables from customers (c)	52,036		47,625		43,376		42,741		43,943	9	18
Total credit-related assets	1,418,273		1,426,195		1,420,505		1,407,027		1,232,113	(1)	15

Lending-related commitments
Consumer, excluding credit card	46,660		45,403		48,313		50,846		37,568	3	24
Credit card (d)	943,935		915,658		898,903		881,485		861,218	3	10
Wholesale	532,514		536,786		531,568		541,089		484,539	(1)	10
Total lending-related commitments	1,523,109		1,497,847		1,478,784		1,473,420		1,383,325	2	10

Total credit exposure	$2,941,382	(g)	$2,924,042	(g)	$2,899,289	(g)	$2,880,447	(g)	$2,615,438	1	12

Memo: Total by category
Consumer exposure (e)	$1,600,739		$1,582,277		$1,552,920		$1,531,883		$1,390,298	1	15
Wholesale exposure (f)	1,340,643		1,341,765		1,346,369		1,348,564		1,225,140	—	9
Total credit exposure	$2,941,382		$2,924,042		$2,899,289		$2,880,447		$2,615,438	1	12

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and J.P. Morgan Wealth Management loans held in Banking & Wealth Management, and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CB and CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)As of March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023 includes credit exposure associated with First Republic consisting of $100.6 billion, $102.2 billion, $103.3 billion and $104.6 billion in the Consumer credit portfolio, respectively, and $84.3 billion, $90.6 billion, $95.2 billion and $98.2 billion in the Wholesale credit portfolio, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2024
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2024	2023	2023	2023	2023	2023	2023
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$3,630	$3,643	$3,766	$3,784	$3,843	—%	(6)%
Loans held-for-sale and loans at fair value	481	560	408	481	452	(14)	6
Total consumer nonaccrual loans	4,111	4,203	4,174	4,265	4,295	(2)	(4)

Wholesale nonaccrual loans
Loans retained	2,927	2,346	2,907	2,593	2,211	25	32
Loans held-for-sale and loans at fair value	639	368	439	415	389	74	64
Total wholesale nonaccrual loans	3,566	2,714	3,346	3,008	2,600	31	37

Total nonaccrual loans (b)	7,677	6,917	7,520	7,273	6,895	11	11

Derivative receivables	293	364	293	286	291	(20)	1
Assets acquired in loan satisfactions	295	316	318	279	232	(7)	27
Total nonperforming assets	8,265	7,597	8,131	7,838	7,418	9	11
Wholesale lending-related commitments (c)	390	464	387	332	401	(16)	(3)
Total nonperforming exposure	$8,655	$8,061	$8,518	$8,170	$7,819	7	11

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.59%	0.52%	0.57%	0.56%	0.61%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.02	1.02	1.02	1.04	1.38
Total wholesale nonaccrual loans to total
wholesale loans	0.51	0.39	0.48	0.43	0.41

(a)At March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, nonperforming assets excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $157 million, $182 million, $188 million, $215 million and $263 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2023 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)Generally excludes loans that were under payment deferral or other assistance, including amendments or waivers of financial covenants, in response to the COVID-19 pandemic.
(c)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
								1Q24 Change
	1Q24	4Q23	3Q23	2Q23		1Q23		4Q23	1Q23
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$22,420	$21,946	$21,980	$20,053		$19,139	(c)	2%	17%
Net charge-offs:
Gross charge-offs	2,381	2,557	1,869	1,776		1,451		(7)	64
Gross recoveries collected	(425)	(393)	(372)	(365)		(314)		(8)	(35)
Net charge-offs	1,956	2,164	1,497	1,411		1,137		(10)	72
Provision for loan losses	1,887	2,625	1,479	3,317	(b)	2,047		(28)	(8)
Other	—	13	(16)	21		4		NM	NM
Ending balance	$22,351	$22,420	$21,946	$21,980		$20,053		—	11

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,974	$2,075	$2,186	$2,370		$2,382		(5)	(17)
Provision for lending-related commitments	(60)	(100)	(107)	(188)	(b)	(13)		40	(362)
Other	2	(1)	(4)	4		1		NM	100
Ending balance	$1,916	$1,974	$2,075	$2,186		$2,370		(3)	(19)

ALLOWANCE FOR INVESTMENT SECURITIES	$154	$128	$117	$104		$90		20	71

Total allowance for credit losses (a)	$24,421	$24,522	$24,138	$24,270		$22,513		—	8

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.19%	0.21%	0.17%	0.14%		0.18%
Credit card retained loans	3.32	2.79	2.49	2.41		2.07
Total consumer retained loans	1.26	1.08	0.93	0.91		0.89
Wholesale retained loans	0.05	0.31	0.06	0.10		0.06
Total retained loans	0.62	0.68	0.47	0.47		0.43

Memo: Average retained loans
Consumer retained, excluding credit card loans	$394,033	$397,819	$396,788	$359,543		$300,585		(1)	31
Credit card retained loans	204,637	202,652	195,232	187,027		180,451		1	13
Total average retained consumer loans	598,670	600,471	592,020	546,570		481,036		—	24
Wholesale retained loans	664,588	669,899	667,825	647,474		601,401		(1)	11
Total average retained loans	$1,263,258	$1,270,370	$1,259,845	$1,194,044		$1,082,437		(1)	17

(a)At March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023 excludes an allowance for credit losses associated with certain accounts receivable in CIB of $274 million, $243 million, $17 million, $18 million and $20 million, respectively, and at March 31, 2023, excludes an allowance for credit losses associated with certain other assets in Corporate of $241 million.
(b)Included $1.2 billion of provision for credit losses associated with the First Republic acquisition.
(c)On January 1, 2023, the Firm adopted the Financial Instruments - Credit Losses: Troubled Debt Restructurings accounting guidance. The adoption of this guidance eliminated the existing accounting and disclosure requirements for trouble debt restructurings (“TDRs”), including the requirement to measure the allowance using a discounted cash flow (“DCF”) methodology. The Firm elected to apply its portfolio-based allowance approach to substantially all its non-collateral dependent modified loans to troubled borrowers, resulting in a net decrease in the beginning balance of the allowance for loan losses of $587 million, predominantly driven by residential real estate and credit card. Refer to Note 1 of the Firm’s 2023 Form 10-K for further information.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

										Mar 31, 2024
										Change
	Mar 31,		Dec 31,		Sep 30,		Jun 30,		Mar 31,	Dec 31,	Mar 31,
	2024		2023		2023		2023		2023	2023	2023
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific	$(873)		$(876)		$(942)		$(971)		$(1,030)	—%	15%
Portfolio-based	2,603		2,732		2,796		3,019		2,696	(5)	(3)
Total consumer, excluding credit card	1,730	(c)	1,856	(c)	1,854	(c)	2,048	(c)	1,666	(7)	4
Credit card
Asset-specific	—		—		—		—		—	—	—
Portfolio-based	12,600		12,450		11,900		11,600		11,400	1	11
Total credit card	12,600		12,450		11,900		11,600		11,400	1	11
Total consumer	14,330		14,306		13,754		13,648		13,066	—	10
Wholesale
Asset-specific	514		392		732		478		437	31	18
Portfolio-based	7,507		7,722		7,460		7,854		6,550	(3)	15
Total wholesale	8,021	(c)	8,114	(c)	8,192	(c)	8,332	(c)	6,987	(1)	15
Total allowance for loan losses	22,351		22,420		21,946		21,980		20,053	—	11
Allowance for lending-related commitments	1,916		1,974		2,075		2,186		2,370	(3)	(19)
Allowance for investment securities	154		128		117		104		90	20	71
Total allowance for credit losses	$24,421		$24,522		$24,138		$24,270		$22,513	—	8

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.44%		0.47%		0.47%		0.52%		0.55%
Credit card allowance to total credit card retained loans	6.09		5.90		6.04		6.06		6.33
Wholesale allowance to total wholesale retained loans	1.20		1.21		1.22		1.25		1.16
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (a)	1.31		1.31		1.33		1.36		1.26
Total allowance to total retained loans	1.77		1.75		1.73		1.75		1.85
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (b)	48		51		49		54		43
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (b)	149		166		151		163		143
Wholesale allowance to wholesale retained nonaccrual loans	274		346		282		321		316
Total allowance to total retained nonaccrual loans	341		374		329		345		331

(a)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(b)Refer to footnote (a) on page 26 for information on the Firm’s nonaccrual policy for credit card loans.
(c)At March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, included $345 million, $396 million, $396 million and $377 million of Consumer, respectively, and $808 million, $800 million, $667 million and $695 million of Wholesale, respectively, associated with First Republic.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of CIB’s Fixed Income Markets and Equity Markets, as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to page 75 of the Firm’s 2023 Form 10-K.

	QUARTERLY TRENDS
						1Q24 Change
(in millions, except rates)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23

Net interest income - reported	$23,082	$24,051	$22,726	$21,779	$20,711	(4)%	11%
Fully taxable-equivalent adjustments	121	126	130	104	120	(4)	1
Net interest income - managed basis (a)	$23,203	$24,177	$22,856	$21,883	$20,831	(4)	11
Less: Markets net interest income	183	615	(317)	(487)	(105)	(70)	NM
Net interest income excluding Markets (a)	$23,020	$23,562	$23,173	$22,370	$20,936	(2)	10

Average interest-earning assets	$3,445,515	$3,408,395	$3,331,728	$3,343,780	$3,216,757	1	7
Less: Average Markets interest-earning assets	1,031,075	985,997	970,789	1,003,877	982,572	5	5
Average interest-earning assets excluding Markets	$2,414,440	$2,422,398	$2,360,939	$2,339,903	$2,234,185	—	8

Net yield on average interest-earning assets - managed basis	2.71%	2.81%	2.72%	2.62%	2.63%
Net yield on average Markets interest-earning assets	0.07	0.25	(0.13)	(0.19)	(0.04)
Net yield on average interest-earning assets excluding Markets	3.83	3.86	3.89	3.83	3.80

Noninterest revenue - reported (b)	$18,852	$14,523	$17,148	$19,528	$17,638	30	7
Fully taxable-equivalent adjustments (b)	493	1,243	682	990	867	(60)	(43)
Noninterest revenue - managed basis	$19,345	$15,766	$17,830	$20,518	$18,505	23	5
Less: Markets noninterest revenue	7,799	5,196	6,898	7,505	8,487	50	(8)
Noninterest revenue excluding Markets	$11,546	$10,570	$10,932	$13,013	$10,018	9	15

Memo: Markets total net revenue	$7,982	$5,811	$6,581	$7,018	$8,382	37	(5)

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.
(b) Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. Refer to page 4 for additional information.

JPMORGAN CHASE & CO.
SUPPLEMENTAL INFORMATION ON FIRST REPUBLIC
(in millions)

	THREE MONTHS ENDED MARCH 31, 2024						THREE MONTHS ENDED DECEMBER 31, 2023
	CCB	CB	AWM	CORP		Total	CCB		CB	AWM	CORP		Total
SELECTED INCOME STATEMENT DATA
REVENUE
Asset management fees	$133	$—	$—	$—		$133	$138		$—	$—	$—		$138
All other income	146	54	69	(87)	(a)	182	193		57	126	19	(a)	395
Noninterest revenue	279	54	69	(87)		315	331		57	126	19		533
Net interest income	752	298	298	—		1,348	760		304	306	(23)		1,347
TOTAL NET REVENUE	1,031	352	367	(87)		1,663	1,091		361	432	(4)		1,880

Provision for credit losses	(9)	4	(26)	—		(31)	15		97	13	—		125
Noninterest expense	518	28	33	227		806	599		27	33	231		890
NET INCOME	395	243	272	(242)		668	362		180	292	(187)		647

SELECTED BALANCE SHEET DATA (period-end)
Loans	$93,565	$38,126	$10,188	$—		$141,879	$94,671		$38,495	$11,436	$—		$144,602
Deposits	40,525	8,343	14,904	—		63,772	42,710	(b)	6,163	12,098	—		60,971	(c)

	THREE MONTHS ENDED SEPTEMBER 30, 2023						THREE MONTHS ENDED JUNE 30, 2023
	CCB	CB	AWM	CORP		Total	CCB	CB	AWM	CORP		Total
SELECTED INCOME STATEMENT DATA
REVENUE
Asset management fees	$142	$—	$—	$—		$142	$107	$—	$—	$—		$107
All other income	191	144	203	81	(a)	619	105	—	174	2,762	(a)	3,041
Noninterest revenue	333	144	203	81		761	212	—	174	2,762		3,148
Net interest income	1,022	222	233	(3)		1,474	619	178	129	(29)		897
TOTAL NET REVENUE	1,355	366	436	78		2,235	831	178	303	2,733		4,045

Provision for credit losses	(2)	26	(31)	—		(7)	408	608	146	—		1,162
Noninterest expense	583	18	17	240		858	37	—	—	562		599
NET INCOME	589	245	342	(99)		1,077	293	(327)	119	2,301		2,386

SELECTED BALANCE SHEET DATA (period-end)
Loans	$94,333	$38,729	$12,026	$—		$145,088	$94,721	$39,500	$13,696	$—		$147,917	(c)
Deposits	63,945	—	—	—		63,945	68,351	—	—	—		68,351

All references to “excludes First Republic”, “includes First Republic” or “associated with First Republic” refer to the effects of the First Republic acquisition, as well as subsequent related business and activities, as applicable.
(a)On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC, resulting in a preliminary estimated bargain purchase gain of $2.7 billion recorded in other income. The bargain purchase gain generally represents the excess of the estimated fair value of the net assets acquired over the purchase price and is subject to change for up to one year from the acquisition date, as permitted by U.S. GAAP, and as the settlement with the FDIC is finalized. Measurement period adjustments of $(16) million, $(37) million, and $100 million were recorded for the three months ended March 31, 2024, December 31, 2023 and September 30, 2023, respectively, resulting in an estimated bargain purchase gain of $2.8 billion.
(b)In the fourth quarter of 2023, CCB transferred certain deposits associated with First Republic to AWM, CB and CIB.
(c)Excluded $1.9 billion of loans and $508 million of deposits in CIB associated with First Republic.